UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 5, 2003
                                                  -----------




                        BNP Residential Properties, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Maryland                               1-9496                    56-1574675
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(State of incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)



             301 S. College Street, Suite 3850, Charlotte, NC 28202
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               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100
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                                                     Total number of pages: 8
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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release, dated May 5, 2003, announcing the results of operations and financial condition of BNP Residential Properties, Inc. for the three months ended March 31, 2003.


Item 9.  Regulation FD Disclosure

         On May 5, 2003, BNP Residential Properties, Inc. issued a press release announcing the results of operations and financial condition of the company as of and for the quarter ended March 31, 2003. A copy of this press release is included as Exhibit 99.1 to this report. The information contained in this Current Report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.


Item 12.  Disclosure of Results of Operations and Financial Condition

See Item 9.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BNP Residential Properties, Inc.
                                  (Registrant)



May 6, 2003                       by:   /s/ Pamela B. Bruno
                                     ----------------------------------------
                                  Pamela B. Bruno
                                  Vice President, Controller and
                                  Chief Accounting Officer




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